UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2003

OLD POINT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

0-12896

(Commission File Number)

Virginia                                                 54-1265373

      (State of incorporation)                                      (I.R.S. Employer Identification No.)

  1 West Mellen Street, Hampton, Virginia      23663

                     (Address of principal executive offices)           (Zip Code)

(757) 728-1200

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

      ( c )   Exhibits

                Exhibit 99.1 Press release dated October 14, 2003

Item 12.   Results of Operations and Financial Condition

The information in this Form 8-K and Exhibit 99.1, attached hereto, is furnished in accordance with SEC Release No. 33-8216. The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On October 14, 2003, Old Point Financial Corporation issued a press release reporting earnings and other financial results for its third quarter of 2003, which ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD POINT FINANCIAL CORPORATION
Registrant

/s/Robert F. Shuford
Chairman of the Board
President and Chief Executive Officer

Dated: October 16, 2003